Exhibit 21.1
SUBSIDIARY COMPANIES OF CBIZ, INC.
DECEMBER 31, 2010

Company Name	State of Formation
CBIZ Accounting, Tax & Advisory of Atlanta, LLC	DE
CBIZ Accounting, Tax & Advisory of Chicago, LLC	DE
CBIZ Accounting, Tax & Advisory of Colorado, LLC	DE
CBIZ Accounting, Tax & Advisory of Florida, LLC	DE
CBIZ Accounting, Tax & Advisory of Kansas City, Inc.	OH
CBIZ Accounting, Tax & Advisory of Maryland, LLC	DE
CBIZ Accounting, Tax & Advisory of Memphis, LLC	DE
CBIZ Accounting, Tax & Advisory of Minnesota, LLC	DE
CBIZ Accounting, Tax & Advisory of New England, LLC	DE
CBIZ Accounting, Tax & Advisory of New York, LLC	DE
CBIZ Accounting, Tax & Advisory of Northern California, LLC	DE
CBIZ Accounting, Tax & Advisory of Ohio, LLC	DE
CBIZ Accounting, Tax & Advisory of Orange County, LLC	DE
CBIZ Accounting, Tax & Advisory of Phoenix, LLC	DE
CBIZ Accounting, Tax & Advisory of St. Louis, LLC	DE
CBIZ Accounting, Tax & Advisory of San Diego, LLC	DE
CBIZ Accounting, Tax & Advisory of Southwest Florida, LLC	DE
CBIZ Accounting, Tax & Advisory of Topeka, LLC	DE
CBIZ Accounting, Tax & Advisory of Utah, LLC	DE
CBIZ Accounting, Tax & Advisory of Wichita, LLC	DE
CBIZ Accounting, Tax & Advisory, LLC	DE
CBIZ Beatty Satchell, LLC	DE
CBIZ Benefits & Insurance Services, Inc.	MO
CBIZ Family Office Services, LLC	NY
CBIZ Financial Solutions, Inc.	MD
CBIZ Gibraltar Real Estate Services, LLC	DE
CBIZ Insurance Services, Inc.	MD
CBIZ KA Consulting Services, LLC	DE
CBIZ MHM, LLC	DE
CBIZ MMP of Texas, LLC	TX
CBIZ M & S Consulting Services, LLC	DE
CBIZ Medical Management Northeast, Inc.	PA
CBIZ Medical Management Professionals, Inc.	OH
CBIZ Medical Management, Inc.	NC
CBIZ M.T. Donahoe & Associates, LLC	DE
CBIZ National Tax Office, LLC	DE
CBIZ Network Solutions, LLC	DE
CBIZ Network Solutions Canada, Inc.	ONTARIO, CAN
CBIZ Operations, Inc.	OH
CBIZ Retirement Consulting, Inc.	OH
CBIZ Risk & Advisory Services, LLC	DE
CBIZ Southern California, LLC	DE
CBIZ Special Risk Insurance Services, Inc.	OH
CBIZ Tax & Advisory of Nebraska, Inc.	OH
CBIZ Technologies, LLC	DE
CBIZ Valuation Group, LLC	DE
CBIZ Wealth Management, LLC	DE

Company Name	State of Formation
CBIZ West, Inc.	OH
EFL Associates of Colorado, Inc.	IN
EFL Associates, Inc.	KS
EFL Holdings, Inc.	KS
Gallery Advisors, LLC	DE
Medical Management Systems, Inc.	MI
MHM Retirement Plan Solutions, LLC	DE
OneCBIZ, Inc.	OH
TriMed Indiana, LLC	IN